EXHIBIT 99.1

TIPTREE ANNOUNCES STRATEGIC INVESTMENT IN FORTEGRA FROM WARBURG PINCUS LLC

NEW YORK--(BUSINESS WIRE)-- Tiptree Inc. (NASDAQ:TIPT) (“Tiptree” or the “Company”), today announced a $200 million strategic investment in its insurance subsidiary, The Fortegra Group, LLC (“Fortegra”) from Warburg Pincus, a leading global growth investor.

The investment will give Warburg Pincus an approximate 24% ownership in Fortegra on a fully diluted basis and is expected to close in the first quarter 2022. This transaction highlights the underlying intrinsic value of Fortegra to Tiptree shareholders, representing a significant milestone for the Company.

Fortegra is a rapidly growing and consistently profitable specialty insurer, underwriting over $2.0 billion of gross written premiums and premium equivalents annually. The business underwrites and administers a variety of specialty insurance products and warranty solutions across the United States and Europe.

Fortegra’s strong financial performance in 2020 and the first half of 2021 demonstrates the growth trajectory and consistent underwriting results of the business. With the backing of Tiptree and Warburg Pincus, Fortegra enters its next phase of growth focused on the specialty admitted and E&S lines, while maintaining its historically strong underwriting principles.

Tiptree’s Executive Chairman Michael Barnes said, “This investment accomplishes many of our strategic goals including raising capital to accelerate Fortegra’s growth and recapitalizing both companies balance sheets through the repayment of indebtedness.” Barnes continued, “We are excited to continue working with Rick and the Fortegra team as they execute on their long-term objectives, and we look forward to a strong partnership with Dan Zilberman and the Warburg Pincus team. They bring significant expertise across many sectors, including insurance, and will be great partners in support of Fortegra’s continued success.”

“Our objective has always been to build an insurance enterprise that generates exceptional returns for its investors by complementing underwriting results with fee revenue. This transaction represents the collaboration of industry experience, capital and investment acumen that will be the catalyst to accelerate Fortegra’s growth as a global specialty insurer. Joining forces with Warburg Pincus is yet another chapter in the Fortegra story and together Fortegra, Tiptree and Warburg Pincus will accelerate the exceptional growth and profitability of Fortegra”, said Rick Kahlbaugh, the Chief Executive Officer of Fortegra.

“Fortegra’s talented management team has built a world-class specialty insurance platform delivering high quality products and services to its customers worldwide. We are excited to partner with Rick Kahlbaugh and Tiptree’s experienced management team and are committed to Fortegra’s continued growth and long-term success,” said Dan Zilberman, Managing Director and Head of Special Situations, Warburg Pincus. “Our investment in Fortegra underscores our commitment to partnering with innovative companies in the insurance sector. We look forward to supporting Fortegra as they continue to expand their capabilities,” added Jeff Stein, Managing Director, Warburg Pincus.

Warburg Pincus has been an active investor in the insurance sector globally, with investments in companies such as Aeolus Re, Arch Capital, Cox Insurance Holdings, Foundation Risk Partners, ICICI Lombard Insurance, Max Life, McGill and Partners, PetPlan, RenaissanceRe, SBI General Insurance and Watford Holdings, amongst others.

Conference Call and Webcast Details

Tiptree will host a conference call on Tuesday, October 12, 2021 at 9:00 a.m. Eastern Time to discuss the transaction. The live webcast and investor presentation will be accessible in the Investor Relations sections of the Company’s website, located at www.tiptreeinc.com. To participate in the telephone conference call, please dial 1-877-407-4018 (domestic) or 1-201-689-8471 (international). An archived replay also will be available shortly after the event for those unable to listen to the live broadcast.

Advisors

Barclays acted as exclusive financial advisor and Ropes & Gray LLP and Sidley Austin LLP provided legal counsel to Tiptree and Fortegra. BofA Securities acted as exclusive financial advisor and Willkie Farr & Gallagher LLP provided legal counsel to Warburg Pincus.

About Tiptree

Tiptree Inc. (NASDAQ: TIPT) is a holding company that allocates capital across a broad spectrum of businesses, assets and other investments. The company’s largest operating business, Fortegra, is a leading specialty insurance underwriter and service provider, which focuses on niche business lines and fee-oriented services. The company also allocates capital to a diverse group of select investments that we refer to as Tiptree Capital. For more information, please visit www.tiptreeinc.com.

About Fortegra

The Fortegra Group, LLC is a global specialty insurer. Fortegra and its subsidiaries underwrite and administer a comprehensive and diverse set of admitted and surplus insurance products and warranty solutions across the United States and around the world. For over 40 years, Fortegra's collaborative approach, experienced team, and innovative products have fueled consistent growth and increasing demand from both domestic and international partners. The Company holds an A.M. Best Financial Strength Rating of A- (Excellent). For more information on Fortegra, visit: https://www.fortegra.com.

About Warburg Pincus

Warburg Pincus LLC is a leading global growth investor. The firm has more than $64 billion in private equity assets under management. The firm’s active portfolio of more than 205 companies is highly diversified by stage, sector, and geography. Warburg Pincus is an experienced partner to management teams seeking to build durable companies with sustainable value. Founded in 1966, Warburg Pincus has raised 19 private equity funds, which have invested more than $94 billion in over 940 portfolio companies in more than 40 countries. The firm is headquartered in New York with offices in Amsterdam, Beijing, Berlin, Hong Kong, Houston, London, Luxembourg, Mumbai, Mauritius, San Francisco, São Paulo, Shanghai, and Singapore. For more information please visit www.warburgpincus.com.

Special Note Regarding Forward-Looking Statements

This press release contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” "view," “confident,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Tiptree’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements.

Contacts

Tiptree
Scott McKinney
smckinney@tiptreeinc.com

Fortegra
Holly Bohn
hbohn@fortegra.com

Warburg Pincus
Kerrie Cohen
Kerrie.Cohen@warburgpincus.com